ACQUISITION OF BUSINESS	12 Months Ended
Dec. 31, 2019
Business Combinations [Abstract]
ACQUISITION OF BUSINESS
NOTE 3	-	ACQUISITION OF BUSINESS

On September 13, 2018 the company closed the acquisition of 81.3% of the shares of Road Track Holding S.L (“Road Track”), a telematics’ company operating primarily in the Latin American region.

The company paid the shareholders of Road Track $91.7 million for 81.3% of the company's shares, valuing the company at approximately $113 million as of the acquisition date. Of this, $75.7 million was paid in cash, through a debt facility provided by Ituran’s lending bank (See Note 11). An additional $12 million was paid in the company shares. The remaining $4 million will be paid out of the company’s equity as a bonus over the coming three years to the senior management of Road Track who will remain with the company through the end of that period. Therefore, such amount is reflected as a compensation expense over a period of three years after the acquisition, and not as part of the total acquisition price. The final consideration paid to the sellers was subject to downward adjustments depending on the full year 2018 performance of Road Track. Based on the aforementioned mechanism, during April 2019 an amount of 300,472 shares (valued at approximately $ 10.8 million) were transferred to our ownership.

As part of the acquisition transaction, the Company is obligated to purchase the remaining 18.7% of the shares currently held by Non-controlling interests on July, 2021 (unless such date shall be accelerated in accordance with the terms of the transaction). The consideration related to such obligation will be based on a fair value estimate that will be determined at that time. Such obligation to acquire shares of a subsidiary held by Non-controlling interests at a stated future date, was determined to represent a liability under ASC Topic 480. Upon initial recognition such liability was measured at fair value in accordance with ASC Topic 480-10-30-3 at the amount of cash that would be paid under the conditions specified in the contract if the shares were repurchased immediately at the closing of the acquisition.

The transaction costs in an amount of approximately US$ 1.5 million were fully recognized as an expense in the statements of comprehensive income for the year ended December 31, 2018.

Following is a description of the fair value of the consideration, the Company previous investment in Road Track and the assets acquired and liabilities assumed as of the acquisition date which were determined by management which used the assistance of an outside independent appraisal evaluation and the purchase price allocation of the acquired business:

US dollars
September 13,
(in thousands)	2018

Cash paid	75,700
Consideration paid by issuance of treasury stock (1)	12,038
Amount to be received as purchase price adjustment (5)	(10,800)
Total acquisition price	76,938

Fair value of previous investment in acquired companies (4)	24,734
Obligation to purchase non-controlling interests	16,144
Recognized amounts of identifiable assets acquired and liabilities assumed:
Cash and cash equivalents	6,731
Working capital (excluding cash and cash equivalents and deferred revenues)	34,576
Intangible assets, net (2)	38,583
Property and equipment, net	11,014
Liability for employee rights upon retirement	(1,337)
Deferred income taxes	763
Other non-current assets	2,132
Deferred revenues (including current portion)	(34,048)
Net assets acquired	58,414
Goodwill (3)	59,402

(1)	Based on 373,489 shares of common stock of the Company at September 13, 2018.

(2)
The fair value estimate of identifiable intangible assets were determined using the “income approach “, which is a valuation technique that estimates the fair value of an asset based on market participants’ expectations of the cash flows an asset would generate over its remaining useful life.

(3)
As part of the purchase price allocation for the acquisition, the Company recorded goodwill in the amount of $59.4 million. Goodwill reflects the value or premium of the acquisition price in excess of the fair values assigned to specific tangible and intangible assets. Goodwill has an indefinite useful life and therefore is not amortized as an expense (the goodwill balance is not deductible for income tax purposes), but is reviewed annually (or more, in certain circumstances) for impairment of its fair value to the Company. The purchase price intrinsically recognizes the benefits of the broadened depth of new markets and management team and is primarily attributable to expected synergies.

(4)
Upon obtaining control over Road Track, the Company previous holdings (50%) in certain entities jointly held by the Company and Road Track which were accounted for until that date by the equity method, was remeasured at its fair value and a remeasurement gain in an amount of $14.7 million was recorded.

(5)
The amount of consideration was adjusted based on fiscal 2018 results of Road Track business. Such amount was determined to be paid back to the company in Iturans Shares (300,472 shares out of 373,489 shares that we reissued as part of the consideration). As the purchase price adjustment was settled by receipt of the company's shares issued to the sellers, the amount to be received was presented as a deduction from equity. During April 2019 the sellers has transferred the shares back to the company.

The consolidated results of operations do not include any revenues or expenses related to Road Track business on or prior to September 13, 2018, the closing date of the acquisition.

The following table provides pro forma information as if the Road Track combinations had occurred on January 1, 2017:

	US dollars
	Year ended December 31,
(in thousands)	2018 (Unaudited)	2017 (Unaudited)

Net revenue from Telematics services	234,871	236,957
Net revenue from Telematics products	111,146	130,825
Net income attributable to the Company	51,609	47,138
Basic and diluted earnings per share attributable to Company’s stockholders based on attributing of shares in the acquisition	2.42	2.21

The above does not include other income related to the transaction

The unaudited supplemental pro forma data reflects the historical information of the Company and Road Track adjustments for depreciation and amortization of the tangible and intangible assets acquired in the transaction, and additional finance expenses incurred as a result of borrowings used to finance the acquisition as if it had been entered into on January 1, 2017, and with consequential tax effects.

The unaudited pro-forma results have been prepared for comparative purposes only and do not purport to be indicative of the results of operations which would have actually resulted had the acquisition occurred on January 1, 2017, nor to be indicative of future results of operations.